ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued employee payroll and welfare benefits	¥ 659,920		¥ 468,835
Franchise deposits	146,418		143,974
Accrued service fees	169,515		249,292
Payables for property and equipment	76,134		45,202
Others	275,361		115,368
Total	¥ 1,327,348	$ 189,810	¥ 1,022,671